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                                                           Exhibit 10(h)

                       Financial Planning Program
                   (As amended through September 1993)

Objective
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      To encourage Officers to do sound personal financial planning by reimbursing 50% of the costs of such services (100% effective
      1/1/82).

Approved Firms:
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      Any reputable and professionally competent firm or individual whom you select.

Services Covered:
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      Preparation of a personal financial plan, including:

      -     estate planning (review of wills, trusts, insurance, etc.)
      -     preparation of wills and trust documents
      -     tax planning and tax return preparation
      -     investment analysis and counsel

      Excluded:

      -     investment management

      If there is any question about whether a particular service you plan to request is covered, call Corporate Executive Compensation.

Schedule of Fee Maximum for Reimbursement:
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
                                   Income Tax       Other
                                  Preparation    Services     Total  *
                                  -----------    --------     -----
      Vice Presidents
      ---------------
         Initial Review/Plan           $2,500     $12,000   $14,500
         Periodic Reassessments         2,500       8,000    10,500 **

      Senior Vice Presidents and above
      --------------------------------
         Annual reimbursement               -           -    30,000

      *Plus a "gross-up" payment for federal income tax considerations.
      **The higher reimbursement limit (i.e., $14,500) is allowed for a calendar year in which complete plan reviews are undertaken because of one of the following circumstances: death of spouse; divorce; move to/from a foreign assignment; or upcoming retirement.

Notes:
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      -     Participation in this program is totally voluntary.
      -     The Company's payment is compensation for income tax
            purposes and, as such, is subject to withholding and will be reported on your W-2 Form.



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